CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2001-4

Section 7.3 Indenture                               Distribution Date: 2/15/2005
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(i)     Amount of Net Swap Payment                                         0.00
        Amount of Net Swap Receipt                                 2,148,524.00

(ii)    Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

(iii)   Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest                               3,850,000.00
               Class B Note Interest                                 155,711.11
               Class C Note Interest                                 236,600.00
                       Total                                       4,242,311.11

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest                                    4.58333
               Class B Note Interest                                    2.22444
               Class C Note Interest                                    2.62889

(iv)    Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                       840,000,000
               Class B Note Principal Balance                        70,000,000
               Class C Note Principal Balance                        90,000,000

(v)     Amount on deposit in Owner Trust Spread Account           10,000,000.00

(vi)    Required Owner Trust Spread Account Amount                 10,000,000.00


                                                   By:
                                                      --------------------------
                                                      Name:  Patricia M. Garvey
                                                      Title: Vice President

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